UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2013
______________________
State Street Corporation
(Exact name of registrant as specified in its charter)
______________________

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.    Results of Operations and Financial Condition.

On January 18, 2013, State Street Corporation (“State Street” or the “Company”) issued a news release announcing its results of operations for the fourth quarter of 2012 and full-year 2012. Copies of that news release and accompanying fourth-quarter 2012 and full-year 2012 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

In addition, a slide presentation providing highlights of State Street's fourth-quarter 2012 and full-year 2012 results of operations and information pertaining to its investment portfolio as of December 31, 2012, which will be made available in connection with the investor conference call to be held by the Company on January 18, 2013, is furnished with this Form 8-K as Exhibit 99.3.

Item 2.05.    Costs Associated with Exit or Disposal Activities.

As described above in Item 2.02, on January 18, 2013, State Street announced its results of operations for the fourth quarter of 2012 and full-year 2012. These results included aggregate fourth-quarter 2012 pre-tax acquisition and restructuring costs of $139 million, primarily related to severance and benefits costs associated with the targeted staff reductions announced on January 18, 2013 and expected to be substantially completed during 2013. The targeted staff reductions were undertaken to better align State Street's expenses to its business outlook for 2013 and will involve the reduction of approximately 630 positions worldwide. Estimated costs associated with these reductions represent approximately $133 million of the above-described pre-tax acquisition and restructuring costs, with severance and benefits costs representing approximately $128 million of those estimated costs.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined by United States securities laws, including statements relating to the completion of the staff reductions announced today, the effects of the staff reductions relative to State Street's business outlook for 2013 and the associated costs. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “expect,” “outlook,” “estimate,” “anticipate,” “intend,” "plan," "look," "believe," "seek," "may," "will," "trend," "target,” and "goal," or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing State Street's expectations or beliefs as of any date subsequent to January 18, 2013.

Important factors that may affect future results and outcomes include, but are not limited to:

•
the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties to the current sovereign debt risks in Europe and other regions;

•	financial market disruptions or economic recession, whether in the U.S., Europe or other regions internationally;

•
increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition of the assets recorded in our consolidated statement of condition and the possibility that we may be required to change the manner in which we fund those assets;

•	the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients;

•	the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally;

•
the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income;

•	our ability to attract deposits and other low-cost, short-term funding, and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile;

•
the manner in which the Federal Reserve and other regulators implement the Dodd-Frank Act, Basel III, European legislation with respect to banking and financial activities and other regulatory initiatives in the U.S. and internationally, including regulatory developments that result in changes to our structure or operating model, increased costs or other changes to the provision of our services;

•
adverse changes in required regulatory capital ratios, whether arising under the Dodd-Frank Act, Basel II or Basel III, or due to changes in regulatory positions or regulations in jurisdictions in which we engage in banking activities;

•
increasing requirements to obtain necessary approvals of the Federal Reserve and our other regulators for the use, allocation or distribution of our capital or for other specific capital actions or programs, including acquisitions, dividends and equity repurchases, without which our growth plans, distributions to shareholders, equity purchase programs or other capital initiatives may be restricted;

•
changes in law or regulation that may adversely affect our, our clients' or our counterparties' business activities and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements and changes that expose us to risks related to compliance;

•	the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings;

•
delays or difficulties in the execution of our previously announced Business Operations and Information Technology Transformation program, which could lead to changes in our estimates of the charges, expenses or savings associated with the planned program, resulting in increased volatility of our earnings;

•	the results of, and costs associated with, government investigations, litigation, and similar claims, disputes, or proceedings;

•	the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the valuation of assets;

•	adverse publicity or other reputational harm;

•	dependencies on information technology, complexities and costs of protecting the security of our systems and difficulties with protecting our intellectual property rights;

•
our ability to grow revenue, attract and/or retain and compensate highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements;

•
potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of consolidation, and perceptions of State Street as a suitable service provider or counterparty;

•	potential changes in how clients compensate us for our services, and the mix of services that clients choose from us;

•	the risks that acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm relationships with clients, employees or regulators;

•
the ability to complete acquisitions, divestitures and joint ventures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions;

•
our ability to recognize emerging needs of clients and to develop products that are responsive to such trends and profitable to the company; the performance of and demand for the products and services we offer, including the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk;

•	our ability to measure the fair value of the investment securities recorded in our consolidated statement of condition;

•
our ability to control operating risks, data security breach risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented;

•	changes in accounting standards and practices; and

•	changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due.

Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street's 2011 Annual Report on Form 10-K and subsequent SEC filings. State Street encourages investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, January 18, 2013, and State Street does not undertake efforts to revise those forward-looking statements to reflect events after that date.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

State Street Corporation's news release dated January 18, 2013, announcing its fourth-quarter 2012 and full-year 2012 results of operations, and accompanying fourth-quarter 2012 and full-year 2012 financial information addendum, are furnished herewith as Exhibits 99.1 and 99.2, respectively; and a slide presentation providing highlights of State Street's fourth-quarter 2012 and full-year 2012 results of operations and information pertaining to its investment portfolio as of December 31, 2012, which will be made available in connection with the investor conference call referenced in the January 18, 2013 news release, is furnished herewith as Exhibit 99.3.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ JAMES J. MALERBA
	Name:	James J. Malerba
	Title:	Executive Vice President, Corporate Controller and Chief Accounting Officer
Date: January 18, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	State Street's news release dated January 18, 2013, announcing its fourth-quarter 2012 and full-year 2012 results of operations.
99.2	State Street's fourth-quarter 2012 and full-year 2012 financial information addendum.
99.3	Slide presentation providing highlights of State Street's fourth-quarter 2012 and full-year 2012 results of operations and information pertaining to its investment portfolio as of December 31, 2012.